Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 31, 2006
Commission file number 1-14998
ATLAS PIPELINE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	23-3011077 (I.R.S. Employer Identification No.)

311 Rouser Road, Moon Township, Pennsylvania 15108
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (412) 262-2830
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (27 CFR 240.13e-4©)

Table of Contents

Item 2.02          Results of Operations and Financial Condition.

On July 31, 2006, Atlas Pipeline Partners, L.P. issued an earnings release announcing its financial results for the second quarter of 2006. A copy of the earnings release is included as Exhibit 99.1 and is incorporated herein by reference. On August 1, 2006, management of Atlas Pipeline Partners, L.P. held a conference call with investors. A copy of this transcript is included as Exhibit 99.2 and is incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01          Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release dated July 31, 2006
	99.2	Transcript of Earnings Conference call with investors on August 1, 2006
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 2, 2006	By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer

2